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                       SECURITIES AND EXCHANGE COMMISSION


                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



                                   June 14, 1996
               -------------------------------------------------
               (Date of Report, date of earliest event reported)



                                TREMONT CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



 Delaware                            1-10126                   76-0262791
- --------------------------------------------------------------------------------
 (State or other                   (Commission                (IRS Employer
  jurisdiction of                   File Number)               Identification
  incorporation)                                               Number)



 1999 Broadway, Suite 4300, Denver, CO                                  80202
- --------------------------------------------------------------------------------
 (Address of principal executive offices)                             (Zip Code)



                               (303) 296-5600
- --------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                               Not Applicable
- --------------------------------------------------------------------------------
             (Former name or address, if changed since last report)





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Item 5:  Other Events

         On June 5, 1996, the Registrant issued the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference. The press release relates to the Registrant's subsidiary's pricing of its initial public offering.



Item 7:  Financial Statements, Pro Forma Financial Information and Exhibits

         (c)     Exhibits

Item No.                            Exhibit List
- --------         ----------------------------------------------------
 99.1            Press release dated June 5, 1996 issued by Registrant.





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        TREMONT CORPORATION
                                        (Registrant)




                                        By: /s/ John R. Burt
                                            ----------------------------
                                            John R. Burt
                                            Corporate Attorney
                                              and Assistant Secretary




Date: June 14, 1996





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                                 EXHIBIT INDEX


EXHIBIT
 NUMBER                          EXHIBIT DESCRIPTION                       PAGE
- --------         -------------------------------------------------------   ----
 99.1            Press release dated June 5, 1996 issued by Registrant.